                                                                Exhibit 24




                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Paul A. Allaire
                                       ---------------------------------------
                                       Paul A. Allaire




Dated:  November 11, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Frans H.J.J. Andriessen
                                       ---------------------------------------
                                       Frans H.J.J. Andriessen




Dated:  November 11, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Duane L. Burnham
                                       ---------------------------------------
                                       Duane L. Burnham




Dated:  November 11, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Charles W. Coker
                                       ---------------------------------------
                                       Charles W. Coker




Dated:  November 12, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Willie D. Davis
                                       ---------------------------------------
                                       Willie D. Davis




Dated:  November 11, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Allen F. Jacobson
                                       ---------------------------------------
                                       Allen F. Jacobson




Dated:  November 11, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Vernon E. Jordan, Jr.
                                       ---------------------------------------
                                       Vernon E. Jordan, Jr.




Dated:  November 11, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ James L. Ketelsen
                                       ---------------------------------------
                                       James L. Ketelsen




Dated:  November 11, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Hans B. van Liemt
                                       ---------------------------------------
                                       Hans B. van Liemt




Dated:  November 13, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Joan D. Manley
                                       ---------------------------------------
                                       Joan D. Manley




Dated:  November 11, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Newton N. Minow
                                       ---------------------------------------
                                       Newton N. Minow




Dated:  November 10, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Sir Arvi H. Parbo A.C.
                                       ---------------------------------------
                                       Sir Arvi H. Parbo A.C.




Dated:  November 20, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Rozanne L. Ridgway
                                       ---------------------------------------
                                       Rozanne L. Ridgway




Dated:  November 13, 1997

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 12,515,000 shares of the common stock, par value 1.33 1/3 per share, of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Richard L. Thomas
                                       ---------------------------------------
                                       Richard L. Thomas




Dated:  November 10, 1997